FORECROSS CORPORATION

                       1993 RESTRICTED STOCK PURCHASE PLAN

           1.   PURPOSE OF THE PLAN.

                  The purpose of the Plan is to provide the Board of Directors of Forecross Corporation (the "Company") with the authority and flexibility to authorize the sale of Common Stock, from time to time, to employees and consultants on favorable terms so as to attract and retain the best available personnel for positions of responsibility within the Company, and to promote the success of the Company's business.

           2.    DEFINITIONS.

                 As used herein, the following definitions shall apply:

         (a) "Administrator" shall mean the Board or its Committee administering the Plan, in accordance with Section 4 of the Plan.

         (b) "Board" shall mean the Board of Directors of the Company.

         (c) "Committee" shall have the meaning as specified in Section 4(a) of the Plan.

         (d) "Code" means the Internal Revenue Code of 1986, as amended.

         (e) "Common Stock" shall mean the Common Stock of the Company.

         (f)  "Company"   shall  mean   Forecross   Corporation,   a  California
corporation.

         (g) "Consultant" shall mean any person, including an advisor or director, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services.


         (h) "Employee" shall mean any person, including officers, employed by or performing services for the Company or any Subsidiary.

         (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:
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               (i) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator;

               (ii) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or

               (iii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable.

         (k) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (l) "Plan" shall mean this 1993 Restricted Stock Purchase Plan.

         (m) "Share" shall mean a share of Common Stock, as adjusted in accordance with Section 9 of the Plan.

         (n) "Stock Purchase Agreement" shall mean an agreement in the form approved by the Board to purchase Common Stock of the Company pursuant to the Plan.

         (o)"Stock Purchase Right" shall mean the right to purchase Shares under the Plan.

         (p) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

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3.   STOCK SUBJECT TO THE PLAN.

         Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of Shares which may be sold under the Plan is 300,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If Shares are repurchased by the Company pursuant to a Stock Purchase Agreement, such Shares, unless the Plan shall have been terminated, shall become available for reissuance under the Plan.

4.   ADMINISTRATION OF THE PLAN.

         (a) Procedure. The Plan shall be administered by the Board or by a committee designated by the Board. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan.

         (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(j) of the Plan;

          (ii) to select the Consultants and Employees to whom Stock Purchase Rights may be granted hereunder;

          (iii) to determine whether and to what extent Stock Purchase Rights are granted hereunder;

          (iv) to determine the number of shares of Common Stock to be covered by each Stock Purchase Right granted hereunder;

          (v) to approve forms of agreement for use under the Plan;

          (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, any waiver of forfeiture restrictions, and any restriction or limitation regarding any Stock Purchase Right or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (vii) to construe and interpret the terms of the Plan;

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          (viii) to prescribe,  amend and rescind rules and regulations relating to the Plan;

          (ix) to modify or amend each Stock Purchase Agreement (subject to Section 10(c) of the Plan);

          (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of a Stock Purchase Right previously granted by the Administrator;

          (xi) to determine the terms and restrictions applicable to Stock Purchase Rights and any Shares; and

          (xii) to make all other determinations deemed necessary or advisable for administering the Plan.

         (c) Effect of Administrators Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on Employees and Consultants.

5. ELIGIBILITY

         Stock Purchase Agreements may be entered into only with Employees and Consultants. The Employee or Consultants receiving Shares shall have no rights with respect to continuation of employment or consulting relationship nor with respect to continuation of any particular Company business, policy or product.

6.   TERM OF PLAN

         The Plan shall become effective upon adoption by the Board; provided that the Plan shall also be approved by the shareholders of the Company as provided in Section 13 hereof. The Plan shall continue in effect for a term of 10 years from such date of Board adoption unless sooner terminated under Section 10 of the Plan.

7.   CONSIDERATION AND TERMS OF EXERCISE

         (a) Determination of Price. The price of Shares to be purchased, the terms of payment and consideration to be paid for the Shares shall be determined by the Board, provided, however, that the purchase price shall not be less than the Fair Market Value on the date of grant.

         (b) Payment. Payment for the Shares may be in installments or at one time, and provision may be made for aiding any Employee or Consultant in paying for the shares by promissory notes or otherwise.

         (c) Loans and Guarantees. In addition, the Company may lend money to, or guarantee any obligation of or otherwise assist any


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

Employee or Consultant in acquiring Shares under the Plan whenever, in the judgment of the Board, such loan, guaranty or assistance may reasonably be expected to benefit the Company. Such loan or guaranty or other assistance may be with or without interest and may be secured or unsecured in such manner as the Board shall approve.

8.    EXERCISABILITY AND NON-TRANSFERABILITY OF STOCK PURCHASE RIGHT

         Stock Purchase Rights acquired by the Employee pursuant to this Plan must be exercised within 60 days after the date of grant of the Stock Purchase Right. Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner and shall expire immediately upon the death of the Employee or Consultant or the termination of such person's employment with or rendition of consulting services to the Company.

9.    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         Subject to any required action by the shareholders of the Company, the number of shares of Common Stock which have been authorized for issuance under the Plan shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

10.  AMENDMENT AND TERMINATION OF THE PLAN

         (a) Amendment and Termination. The Board may amend, suspend, or terminate the Plan from time to time in such respects as the Board may deem advisable.

         (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and ,desirable to comply with Rule 16b-3 or with the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

         (c)  Effect  of  Amendment  or  Termination.   Any  such  amendment  or
termination of the Plan shall not affect Shares already subject



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to Stock Purchase Agreements, except as provided in said StockPurchase
Agreements.

11. COMPLIANCE WITH LAWS AND REGULATIONS

         Shares shall not be issued under this Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including without limitation, the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, state securities laws and the requirements of any stock exchange or, market system upon which Shares may then be listed or designated.

12. RESERVATION OF SHARES

         The Company, during the term of the Plan, will at all times reserve and keep available, such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

13. SHAREHOLDER APPROVAL

         Continuance   of  the  Plan  shall  be  subject  to   approval  by  the
shareholders of the Company within twelve months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

14.  GOVERNING LAW.

         The Plan shall be governed by the laws of the State of California.




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